UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2011

Gardner Denver, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13215	76-0419383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Liberty Ridge Drive, Suite 3000 Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)
(610) 249-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Press Release
Quarterly Dividend
On May 3, 2011, Gardner Denver, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that its Board of Directors declared a quarterly cash dividend of $0.05 per share, payable on June 2, 2011, to stockholders of record as of May 17, 2011.
8% Notes due 2013 Redeemed
The Company also announced in the Press Release that it has completed the previously announced redemption of $125,000,000 in aggregate principal amount of its outstanding 8% Senior Subordinated Notes due 2013 (the “Notes”). The Notes were redeemed on May 2, 2011, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the date of redemption. The Notes were issued pursuant to the Indenture (the “Indenture”), dated as of May 4, 2005, by and among the Company, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), a national banking association. The Notes were redeemed in accordance with the terms of the Indenture. The Company financed the redemption using available cash and borrowings under its revolving credit facility.
A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
Investor Presentation
From time to time, senior management of the Company meets with current and potential investors and business analysts. The Company intends to use the presentation attached as Exhibit 99.2 to this Current Report on Form 8-K at these meetings over the next several months. The Company intends to post the presentation on the “Investors” section of its website at www.gardnerdenver.com. The Company reserves the right to discontinue the availability of the presentation at any time. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information furnished in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.
Item 8.01 Other Events
The information set forth above in the second paragraph of Item 7.01 under the caption “8% Notes due 2013 Redeemed” is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 Gardner Denver, Inc. Press Release dated May 3, 2011
Exhibit 99.2 Gardner Denver, Inc. Presentation dated May 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDNER DENVER, INC.
Date: May 3, 2011	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Gardner Denver, Inc. Press Release dated May 3, 2011

99.2	Gardner Denver, Inc. Presentation dated May 2011